SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2006

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 7.01      Regulation FD Disclosure

As previously announced, on May 16, 2006, the Company, its directors and Chief Financial Officer entered into a stipulation of settlement with all of the shareholder plaintiffs who had filed derivative complaints in 2005 alleging misconduct in connection with the Company’s restatement of its 2004 financial results. Pursuant to such settlement, which is still subject to approval by the United States District Court for the Eastern District of New York, the Company will adopt certain changes to its corporate governance policies. As part of the settlement, the Company has also agreed to pay $300,000 for the plaintiffs’ legal fees. As required pursuant to such settlement, a copy of the Notice of Settlement Hearing is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits 99.1 Notice of Settlement Hearing

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC. By: /s/ Steven Goldschein Name: Steven Goldschein Title: Senior Vice President and CFO

Dated: June 1, 2006

Exhibit Index

99.1	Notice of Settlement Hearing